                                                                  EXHIBIT 10(dd)



                           WAIVER TO CREDIT AGREEMENT

          THIS WAIVER (this "WAIVER"), to the Credit Agreement dated as of
July 30, 1997, among SAFETY 1ST, INC., a Massachusetts corporation ("SAFETY"), SAFETY 1ST HOME PRODUCTS CANADA INC., a Canadian federal corporation ("SAFETY CANADA" and, together with Safety, the 'BORROWERS"), each of the financial institutions from time to time parties thereto as lenders (the "LENDERS" ), BT COMMERCIAL CORPORATION, as agent (in such capacity, the "AGENT") for the Lenders and BANKERS TRUST COMPANY, as issuer of letters of credit (in such capacity, the "ISSUING BANK"), is made as of February 18, 1998 among the Borrowers and the undersigned Lenders.


                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Borrowers, the Lenders, the Agent and the Issuing Bank are parties to the Credit Agreement, dated as of July 30, 1997 (as heretofore amended on October 29, 1997 and January 23, 1998 and as the same may be further amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"; capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement unless otherwise defined herein);

          WHEREAS, the Borrowers have requested that the Lenders agree to waive a certain provision of the Credit Agreement, and the undersigned Lenders are agreeable to such waiver, but only on the terms and subject to the conditions set forth herein;

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:

          SECTION 1. WAIVER. Effective as of the date hereof, but subject to the satisfaction of the conditions of effectiveness set forth in Section 2 hereof, the Lenders hereby waive compliance with Section 7.2.(v) of the Credit Agreement with respect to the period ended December 31, 1997, PROVIDED that this waiver will not be effective if the Consolidated Fixed Charge Coverage Ratio for the period ended December 31, 1997 is less than 1:1.

          SECTION 2. EFFECTIVENESS. This Waiver shall become effective upon the Agent's receipt of this Waiver, duly executed by the Borrowers and the Majority Lenders.

          SECTION 3. REPRESENTATIONS AND WARRANTIES OF THE BORROWERS. Each of the Borrowers represents and warrants as follows:

          (a) The execution, delivery and performance by each Borrower of this Waiver (i) are within such Borrower's corporate powers and authority, have been duly authorized by all necessary corporate action and do not contravene (A) such Borrower's Governing Documents (including, without limitation, the certificate of designation for any preferred stock of a Borrower), (B) any Requirement of Law applicable to it or any of its properties or (C) any franchise, license, permit, indenture, contract, lease, agreement, instrument or other commitment to which it is a party or by which it or any of its properties are bound, (ii) will not result in a Default or an Event of Default and (iii) will not result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Borrower (other than Liens permitted by the Credit Agreement).

          (b) This Waiver constitutes the legal, valid and binding obligations of such Borrower enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally and general principles of equity.

     SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT DOCUMENTS.

          (a) Upon the effectiveness of this Waiver, on and after the date hereof, each reference in the Credit Agreement to (i) "this Agreement," "hereunder," "hereof," "herein" and words of like import, and such words or words of like import in each reference in the Credit Documents, shall mean and be a reference to the Credit Agreement as waived hereby.

          (b) Except as specifically waived hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect and are hereby ratified and confirmed.

          (e) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as an amendment to or a waiver of any right, power or remedy of the Agent or the Lenders under any of the Credit Documents, or constitute an amendment to or a waiver of any provision of any of the Credit Documents.

          (d) This Waiver shall be deemed to be a Credit Document for all purposes.

          SECTION 5. EXECUTION IN COUNTERPARTS; ETC. This Waiver may be executed in counterparts each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. This Waiver may be executed and delivered by telecopier with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

          SECTION 6. COSTS, EXPENSES AND TAXES. The Borrowers shall jointly and severally pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Waiver and the documents contemplated hereby or delivered in connection herewith, and agrees to hold the Lenders harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes. The Borrowers shall jointly and severally pay for all of the reasonable costs and expenses incurred by the Agent in connection with the preparation, negotiation and execution of this Waiver, including, without limitation, the reasonable fees and expenses of counsel to the Agent.

          SECTION 7. GOVERNING LAW. THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS Waiver SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

          IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed by their respective officers thereunto duly authorized as of the date first above written.



                                       BORROWERS
                                       ---------
                                       SAFETY 1ST, INC.

                                       By:  /s/ Richard E. Wenz
                                          -------------------------------------
                                           Name: Richard E. Wenz
                                           Title: President & COO

                                       SAFETY 1ST, HOME PRODUCTS CANADA INC.

                                       By: /s/ Richard E. Wenz
                                          -------------------------------------
                                           Name: Richard E. Wenz
                                           Title: Vice President

                                       LENDERS
                                       -------

                                       BT COMMERCIAL CORPORATION

                                       By: /s/ Frederic W. Thomas, Jr.
                                          -------------------------------------
                                           Name: Frederic W. Thomas, Jr.
                                           Title: V.P.

                                       LASALLE NATIONAL BANK

                                       By: /s/ Christopher G. Clifford
                                          -------------------------------------
                                           Name: Christopher G. Clifford
                                           Title: Senior Vice President

                                       BNY FINANCIAL CORPORATION

                                       By:
                                          -------------------------------------
                                           Name:
                                           Title:

                                       SUMMIT COMMERCIAL/GIBRALTAR CORP.



                                       By: /s/ Harvey Friedman
                                          -------------------------------------
                                           Name:
                                           Title: EXEC. VICE PRES.



                                       FINOVA CAPITAL CORPORATION


                                       By:
                                          -------------------------------------
                                           Name:
                                           Title:


                                      -1-